MML SERIES INVESTMENT FUND

Supplement dated January 29, 2004 to the

Prospectus dated May 1, 2003

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information replaces the first paragraph under the heading “Principal Investment Strategies and Risks” for the MML Large Cap Value Fund:

The Fund seeks to achieve its investment objective by selecting high quality, large capitalization companies primarily in the S&P 500 Index®. The Sub-Adviser to the Fund, Davis Selected Advisers, L.P. (“Davis”), will normally invest at least 80% of the Fund’s assets in common stock of companies with market capitalizations, at the time of purchase, of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term. In the current market environment, we expect that current income will be low.

The following information replaces the first paragraph under the heading “Principal Investment Strategies and Risks” for the MML Small Company Opportunities Fund:

Under normal circumstances, the Fund will invest substantially all (but no less than 80%) of its assets in common stocks of smaller companies (companies whose market capitalizations, at the time of purchase by the Fund, are within the range of capitalization of companies in the Russell 2000 Index). Within that universe, the Fund will invest primarily in equity securities of micro capitalization companies. Micro capitalization companies are those with capitalizations, at the time of initial purchase, of no more than 50% of the weighted average market capitalization of the Russell 2000 Index, measured as of the last time the Index was rebalanced, which is generally June 30 of each year. (This 50% figure was approximately $335 million as of June 30, 2003.) The Fund may also invest, to a lesser extent, in companies with market capitalizations in excess of 50% of the weighted average market capitalization of the Russell 2000 Index. The Sub-Adviser will select investments for the Fund based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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